Exhibit 99.2

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

DataBank, Ltd.
400 South Akard Street, Suite 100
Dallas, Texas 75202

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by DataBank, Ltd. (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of data center sites and the related tenant leases in conjunction with the proposed offering of DataBank Issuer, LLC and DataBank Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2021-1 (the “Transaction”).

The Company is responsible for the information provided to us, including the information set forth in the Subsequent Data Center Site Data File and Subsequent Tenant Lease Data File (each as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Capitalized terms used but not defined herein are used with the meanings as described in our report to you dated November 23, 2020 related to the Data Center Site Data File and Tenant Lease Data File for the Transaction.

Agreed-Upon Procedures

Representatives of Deutsche Bank, on behalf of the Company, provided us on (i) January 13, 2021 with a computer-generated data file and related record layout (the “Subsequent Data Center Site Data File”) containing data, as represented to us by the Company, as of October 31, 2020, with respect to each of the 20 Data Center Sites and (ii) January 12, 2021 with a computer-generated data file and related record layout (the “Subsequent Tenant Lease Data File”) containing data, as represented to us by the Company, as of October 31, 2020, with respect to each of the 2,985 tenant leases related to the Data Center Sites, including 83 of the 100 Sample Leases (the “Remaining Initial Sample Leases”).

At the instruction of the Company, we randomly selected an additional (a) two tenant leases from the 25 organizations with the highest total MMR, as set forth on the Subsequent Tenant Lease Data File that were not included as a Remaining Initial Sample Lease (the “Subsequent Top 25 Sample Tenant Leases”) and (b) 15 tenant leases from the remaining tenant leases set forth on the Subsequent Tenant Lease Data File that were not included as a Remaining Initial Sample Lease (the “Subsequent 15 Random Tenant Leases”).

The Subsequent Top 25 Sample Tenant Leases and 15 Subsequent Random Tenant Leases are collectively and hereinafter referred to as the “Subsequent Sample Leases.”

Member of Deloitte Touche Tohmatsu Limited

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Subsequent Data Center Site Data File and indicated below.
Data Center Site Characteristics
1. Facility (for informational purposes only) 2. Current lease term 3. Additional lease options 4. KW capacity	5. KW load 6. Square foot capacity 7. Square foot occupied

We compared Data Center Site Characteristics 2. and 3. to the Data Center Site Data File.

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of October 31, 2020 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Center Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Leases and Subsequent Sample Leases:

For each of the Remaining Initial Sample Leases and Subsequent Sample Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Subsequent Tenant Lease Data File and indicated below.

Tenant Lease Characteristics
1. Order number (for informational purposes only) 2. Organization 3. Location 4. Initial term 5. Escalator %	6. Early termination fee % 7. Renewal term 8. Total MMR 9. Contract start date 10. Contract end date

For each Remaining Initial Sample Lease, we compared Tenant Lease Characteristics 2. through 10. to the corresponding information set forth on or derived from the Tenant Lease Data File.  Further, if we observed a difference with respect to a Tenant Lease Characteristic set forth on the Subsequent Tenant Lease Data File when compared to the corresponding Tenant Lease Characteristic set forth on the Tenant Lease Data File, we were instructed to compare such Tenant Lease Characteristic to the master lease agreement, service agreement, service order, invoice or completion notice (collectively, the “Lease Agreement”).

For each Subsequent Sample Lease, we compared Tenant Lease Characteristics 2. through 10. to the corresponding information set forth on or derived from the Lease Agreement.

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Tenant Lease Characteristic 3., a location of (i) “KC2” (as set forth on the Subsequent Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI2” (as set forth on the Lease Agreement) and (ii) “DFW1” (as set forth on the Subsequent Tenant Lease Data File) is deemed to be “in agreement” with a location of “DAL_TX” (as set forth on the Lease Agreement); and

•	with respect to our comparison of Tenant Lease Characteristic 8., differences of 2.5% or less of the total MMR indicated on the Subsequent Tenant Lease Data File are deemed to be “in agreement.”

The tenant lease documents described above and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites, Remaining Initial Sample Leases or Subsequent Sample Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Subsequent Data Center Site Data File or Subsequent Tenant Lease Data File, as applicable, were found to be in agreement with the above mentioned Data Center Site Documentation and Tenant Lease Documentation, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or tenant leases underlying the Subsequent Data Center Site Data File or Subsequent Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 13, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 13, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Three differences for early termination fee %.
2	One difference for renewal term.
3	Two differences for total MMR.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 13, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Subsequent Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Subsequent Tenant Lease Data File	Characteristic set forth on the Lease Agreement

1	2900	Early termination fee %	0%	100%
1	2910	Early termination fee %	0%	100%
1	48	Early termination fee %	0%	100%
2	689	Renewal term	36 MO	60 MO
3	1581	Total MMR	$368.00	$437.00
3	2349	Total MMR	$153.60	$150.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.